UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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CLEARFIELD, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! CLEARFIELD, INC. 7050 WINNETKA AVE N. SUITE 100 BROOKLYN PARK, MN 55428 CLEARFIELD, INC. 2023 Annual Meeting Vote by February 22, 2023 11:59 PM ET You invested in CLEARFIELD, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on February 23, 2023. Get informed before you vote View the Notice and Proxy Statement and Form 10 - K online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 9, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* February 23, 2023 2:00 PM CT Virtually at: www.virtualshareholdermeeting.com/CLFD2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D94556 - P83590

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E - delivery”. Voting Items Board Recommends D94557 - P83590 1. Election of Directors Nominees: 1a. Cheryl Beranek For 1b. Ronald G. Roth For 1c. Patrick Goepel For 1d. Roger Harding For 1e. Charles N. Hayssen For 1f. Donald R. Hayward For 1g. Walter L. Jones, Jr. For 1h. Carol A. Wirsbinski For 2. Approve, on a non - binding advisory basis, the compensation paid to named executive officers. For 3. Advisory vote on the frequency of future advisory votes to approve our named executive officer compensation. 1 Year 4. Approve the Clearfield, Inc. 2022 Stock Compensation Plan. For 5. Ratify the appointment of Baker Tilly US, LLP as the independent registered public accounting firm for Clearfield, Inc. for the fiscal year ending September 30, 2023. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.